Exhibit 10.5

March 16, 2017

Fred N. Reynolds

420 Throckmorton, Suite 750

Fort Worth, Texas  76101

RE:Amendment No. 1

Revised Offer to Purchase

Kleinheinz Group

Chisholm Trail & Prairie Grove Areas

Kingfisher County, Oklahoma

Dear Mr. Reynolds:

Gastar Exploration Inc. (“Gastar”) hereby proposes that the Acquisition Price paragraph in the executed offer to purchase later dated February 24, 2016 be amended by adding the following sentence at the end of such section:

•

Acquisition Price:The purchase price of $51,417,000 is comprised of $45,487,610 for undeveloped leasehold acreage and $5,929,390 for proven reserves in the producing wells and interest as reflected on the attached Exhibit 1.

If you are in agreement with the above amendment, please indicate your acceptance in the space provided for below. All counterparts together shall constitute only one letter agreement, but each counterpart shall be considered an original.

[The signature pages are the following pages.]

Offer to Purchase Amendment No. 1

March 16, 2017

Kleinheinz Group

Chisholm Trail & Prairie Grove Areas

Kingfisher County, Oklahoma

Sincerely,

GASTAR EXPLORATION INC.

/s/ Henry J. Hansen

Henry J. Hansen

Vice-President, Land

ACCEPTED AND AGREED TO ON THIS _21st______DAY OF March, 2017.

JOHN B. KLEINHEINZ

/s/ John B. Kleinheinz____________________________________

BY: JOHN B. KLEINHEINZ

KLEINHEINZ CAPITAL PARTNERS, INC

/s/ John B. Kleinheinz_____________________________________

BY:  JOHN B. KLEINHEINZ

         PRESIDENT

Offer to Purchase Amendment No. 1

March 16, 2017

Kleinheinz Group

Chisholm Trail & Prairie Grove Areas

Kingfisher County, Oklahoma

ACCEPTED AND AGREED TO ON THIS __21___DAY OF March, 2017.

GKK HUSKY, LLC

/s/ John C. Goff____________________________________

BY: Goff Capital, Inc., its manager

         John C. Goff, President

Offer to Purchase Amendment No. 1

March 16, 2017

Kleinheinz Group

Chisholm Trail & Prairie Grove Areas

Kingfisher County, Oklahoma

ACCEPTED AND AGREED TO ON THIS _21______DAY OF March, 2017.

HUSKY OKLAHOMA, LLC

/s/ Richard Davidovich____________________________________

BY: Richard Davidovich, Manager

Offer to Purchase Amendment No. 1

March 16, 2017

Kleinheinz Group

Chisholm Trail & Prairie Grove Areas

Kingfisher County, Oklahoma

ACCEPTED AND AGREED TO ON THIS __20___DAY OF March, 2017.

STRONG OIL AND GAS, LTD

/s/ Gary B. Strong____________________________________

BY: Strong Oil & Gas, Ltd.

        Strong Genpar, LC (its general partner)

        Gary B. Strong, MD, President